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                                                                   EXHIBIT 10.25


                                                                     May 3, 1996

                             128 TECHNOLOGY CENTER
                       PARAMETRIC TECHNOLOGY CORPORATION
                               AMENDMENT NO. 10

Reference is made to the original Lease dated June 1, 1987 and subsequently amended March 10, 1998, November 9, 1988, November 8, 1989, January 21, 1991, March 10, 1992, November 25, 1992, June 8, 1993, April 14, 1994, July 19, 1995
and January 23, 1996 collectively (the "Lease") by and between 128 Technology Trust under a Declaration of Trust dated October 12, 1993, recorded in Middlesex County Registry of Deeds Southern District, Book 15268, Page 65 (hereinafter "Lessor", which expression shall include its heirs, executors, successors, and assigns where the context so admits), and Parametric Technology Corporation, a Massachusetts corporation having a principal place of business at 128 Technology Drive, Waltham, Massachusetts, 01254 (hereinafter "Lessee", which expression shall include its successors and assigns or executors and administrators where to context so admits). Terms defined in or by reference in the Lease not otherwise defined herein shall have the same meaning herein as therein.

For good and valuable consideration, the receipt of legal sufficiency of which is hereby acknowledged, Lessor and Lessee hereby agree to amend the Lease as follows:

NEW AREA A          2,751 rentable square feet formerly occupied by Barnstable
EXPANSION SPACE:    Corporation, Suite No. 3, 2nd floor, 125 Technology Drive,
                    Waltham, Massachusetts.

AVAILABILITY:       May 1, 1996.

RENT
COMMENCEMENT:       May 1, 1996.


RENTAL RATE:        $22.00 per rentable square foot (As Is).

AREA B EXPANSION    1,105 rentable square feet presently occupied by Hickory
OPTION SPACE:       Travel, Suite No. 2, 125 Technology Drive, Waltham,
                    Massachusetts.

AVAILABILITY:       April 1, 1997 or sooner with 30 days written notice from
                    Lessor to Lessee.

RENT
COMMENCEMENT:       Upon availability.


RENTAL RATE:        $22.00 per rentable square foot (As Is).


TERM: Upon occupancy through October 31, 2001, subject to cancel-lation by either party upon written notice to the other by 10/31/98.

TAX & OPERATING
EXPENSE BASE YEAR:  1996.
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In all other respect, the terms and provisions of the Lease and subsequent amendments are hereby ratified and confirmed and remain in full force and effect and unamended.

Executed as a sealed instrument this 10th day of May,1996.


LESSOR:             128 TECHNOLOGY TRUST


BY:                 /s/ Dominic J. Saraceno
                    -----------------------
                    Dominic J. Saraceno, as Trustee of
                    128 Technology Trust


BY:                 /s/ Kurt W. Saraceno
                    --------------------
                    Kurt W. Saraceno, as Trustee of
                    18 Technology Trust


LESSEE:             PARAMETRIC TECHNOLOGY CORPORATION


BY:                 /s/ Martha L. Durcan
                    --------------------
                    Martha L. Durcan

TITLE:              V.P. /Corporate Counsel
                    -----------------------